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                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 28, 2006 (except Note 13, as to which the date is September 14, 2006), in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-132550) and related Prospectus of CommVault Systems, Inc.

                                             /s/ Ernst & Young LLP

MetroPark, New Jersey
September 14, 2006